Exhibit 99.2

CONSOLIDATED INCOME STATEMENT

	Millions of Dollars
	2010					2011
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Revenues and Other Income
Sales and other operating revenues*	44,821	45,686	47,208	51,726	189,441	56,530	65,627			122,157
Equity in earnings of affiliates	868	1,088	1,004	173	3,133	1,017	1,160			2,177
Gain on dispositions**	24	3,249	1,398	1,132	5,803	616	78			694
Other income**	49	104	(61)	186	278	84	96			180
Total Revenues and Other Income	45,762	50,127	49,549	53,217	198,655	58,247	66,961			125,208

Costs and Expenses
Purchased crude oil, natural gas and products	31,521	32,088	34,051	38,091	135,751	42,376	50,133			92,509
Production and operating expenses	2,527	2,619	2,583	2,906	10,635	2,628	2,606			5,234
Selling, general and administrative expenses	444	438	493	630	2,005	499	514			1,013
Exploration expenses	383	213	252	307	1,155	176	264			440
Depreciation, depletion and amortization	2,318	2,280	2,246	2,216	9,060	2,070	2,075			4,145
Impairments	91	1,532	59	98	1,780	-	2			2
Taxes other than income taxes*	4,037	4,247	4,227	4,282	16,793	4,364	4,830			9,194
Accretion on discounted liabilities	114	113	110	110	447	112	115			227
Interest and debt expense	301	349	264	273	1,187	262	247			509
Foreign currency transaction (gains) losses	36	54	(10)	12	92	(36)	(17)			(53)
Total Costs and Expenses	41,772	43,933	44,275	48,925	178,905	52,451	60,769			113,220
Income before income taxes	3,990	6,194	5,274	4,292	19,750	5,796	6,192			11,988
Provision for income taxes	1,878	2,011	2,205	2,239	8,333	2,754	2,773			5,527
Net Income	2,112	4,183	3,069	2,053	11,417	3,042	3,419			6,461
Less: net income attributable to
noncontrolling interests	(14)	(19)	(14)	(12)	(59)	(14)	(17)			(31)
Net Income Attributable to ConocoPhillips	2,098	4,164	3,055	2,041	11,358	3,028	3,402			6,430
*Includes excise taxes on petroleum products sales:	3,220	3,417	3,544	3,508	13,689	3,382	3,554			6,936

Net Income Attributable to ConocoPhillips
Per Share of Common Stock (dollars)
Basic	1.41	2.79	2.06	1.40	7.68	2.11	2.43			4.54
Diluted	1.40	2.77	2.05	1.39	7.62	2.09	2.41			4.50

Average Common Shares Outstanding (in thousands)
Basic	1,492,861	1,489,814	1,481,522	1,453,532	1,479,330	1,432,285	1,399,473			1,415,788
Diluted	1,503,565	1,501,257	1,493,080	1,465,794	1,491,067	1,445,477	1,412,147			1,428,760
**2010 has been reclassified to conform to current-year presentation.

SUMMARY OF INCOME (LOSS) ATTRIBUTABLE TO CONOCOPHILLIPS BY SEGMENT

	Millions of Dollars
	2010					2011
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

U.S. E&P	757	536	563	912	2,768	863	817			1,680
International E&P	1,075	3,578	1,001	776	6,430	1,489	1,707			3,196
Total E&P	1,832	4,114	1,564	1,688	9,198	2,352	2,524			4,876

Midstream	77	61	77	91	306	73	130			203

U.S. R&M	12	782	199	29	1,022	402	692			1,094
International R&M	(16)	(1,061)	69	178	(830)	80	74			154
Total R&M	(4)	(279)	268	207	192	482	766			1,248

LUKOIL Investment	387	529	1,310	277	2,503	239	-			239

Chemicals	110	138	132	118	498	193	199			392

Emerging Businesses	6	(10)	(20)	(35)	(59)	(7)	(14)			(21)

Corporate and Other	(310)	(389)	(276)	(305)	(1,280)	(304)	(203)			(507)

Consolidated	2,098	4,164	3,055	2,041	11,358	3,028	3,402			6,430

SUMMARY OF INCOME (LOSS) BEFORE TAXES BY SEGMENT

	Millions of Dollars
	2010					2011
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

U.S. E&P	1,149	833	879	1,477	4,338	1,362	1,291			2,653
International E&P	2,632	5,145	2,539	2,291	12,607	3,248	3,535			6,783
Total E&P	3,781	5,978	3,418	3,768	16,945	4,610	4,826			9,436

Midstream	116	94	115	139	464	111	192			303

U.S. R&M	41	1,265	320	46	1,672	685	1,129			1,814
International R&M	(86)	(1,452)	76	218	(1,244)	114	93			207
Total R&M	(45)	(187)	396	264	428	799	1,222			2,021

LUKOIL Investment	395	546	1,653	424	3,018	362	-			362

Chemicals	135	198	182	165	680	260	265			525

Emerging Businesses	4	(18)	(43)	(56)	(113)	(15)	(25)			(40)

Corporate and Other	(396)	(417)	(447)	(412)	(1,672)	(331)	(288)			(619)

Consolidated	3,990	6,194	5,274	4,292	19,750	5,796	6,192			11,988

EFFECTIVE TAX RATES

	2010					2011
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

U.S. E&P	34.0%	35.7%	35.8%	38.3%	36.2%	36.6%	36.7%			36.7%
International E&P	58.7%	30.1%	60.1%	65.6%	48.6%	53.8%	51.3%			52.5%
Total E&P	51.2%	30.9%	53.9%	54.9%	45.4%	48.7%	47.4%			48.0%

Midstream	33.6%	35.1%	33.9%	33.8%	34.1%	34.2%	32.3%			33.0%

U.S. R&M	68.3%	38.1%	37.5%	32.6%	38.6%	41.0%	38.6%			39.5%
International R&M	81.4%	26.9%	9.2%	18.3%	33.3%	30.7%	19.4%			25.6%
Total R&M	93.3%	-48.7%	32.1%	20.8%	54.0%	39.5%	37.2%			38.1%

LUKOIL Investment	1.8%	3.3%	20.8%	34.7%	17.1%	34.0%	-			34.0%

Chemicals	18.5%	29.8%	28.0%	28.5%	26.8%	25.8%	24.9%			25.3%

Emerging Businesses	-25.0%	50.0%	55.8%	35.7%	47.8%	53.3%	44.0%			47.5%

Corporate and Other	21.7%	6.5%	38.5%	26.0%	23.4%	8.2%	29.5%			18.1%

Consolidated	47.1%	32.5%	41.8%	52.2%	42.2%	47.5%	44.8%			46.1%

ESTIMATED TAXES PAID

	Millions of Dollars
	2010					2011
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Cash income taxes paid	1,596	2,329	2,097	2,452	8,474	2,722	2,730			5,452
Taxes other than income taxes	4,037	4,247	4,227	4,282	16,793	4,364	4,830			9,194
Less: Excise taxes*	(3,220)	(3,417)	(3,544)	(3,508)	(13,689)	(3,382)	(3,554)			(6,936)
Estimated Taxes Paid	2,413	3,159	2,780	3,226	11,578	3,704	4,006			7,710
*Represents taxes collected by ConocoPhillips and reimbursed to taxing authorities.

SPECIAL ITEMS INCLUDED IN NET INCOME ATTRIBUTABLE TO CONOCOPHILLIPS (AFTER-TAX)

	Millions of Dollars
	2010					2011
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

U.S. E&P
Gain (loss) on asset sales	-	-	32	293	325	151	(1)			150
Cancelled projects	-	-	-	-	-	-	(54)			(54)
Pending claims and settlements	-	(82)	-	-	(82)	-	-			-
Total	-	(82)	32	293	243	151	(55)			96

International E&P
Gain (loss) on asset sales	-	2,679	-	147	2,826	4	28			32
Impairments	-	-	-	(638)	(638)	-	-			-
Cancelled projects	(83)	(2)	-	-	(85)	-	-			-
Deferred tax adjustment	-	40	-	-	40	-	-			-
Pending claims and settlements	-	-	26	32	58	-	-			-
Total	(83)	2,717	26	(459)	2,201	4	28			32

Total E&P	(83)	2,635	58	(166)	2,444	155	(27)			128

Midstream

Total	-	-	-	-	-	-	-			-

U.S. R&M
Gain (loss) on asset sales	-	116	-	-	116	2	26			28
Impairments	-	(8)	-	-	(8)	-	-			-
Pending claims and settlements	-	35	-	-	35	-	-			-
Total	-	143	-	-	143	2	26			28

International R&M
Impairments	-	(1,110)	-	-	(1,110)	-	-			-
Cancelled projects	(25)	(4)	-	-	(29)	-	-			-
Severance accrual	-	(28)	-	-	(28)	-	-			-
Total	(25)	(1,142)	-	-	(1,167)	-	-			-

Total R&M	(25)	(999)	-	-	(1,024)	2	26			28

LUKOIL Investment
Gain (loss) on asset sales	-	99	874	278	1,251	237	-			237
Total	-	99	874	278	1,251	237	-			237

Chemicals

Total	-	-	-	-	-	-	-			-

Emerging Businesses

Total	-	-	-	-	-	-	-			-

Corporate and Other
Pending claims and settlements	-	(24)	-	-	(24)	-	-			-
Cancelled projects	(2)	2	-	-	-	-	-			-
Premium on early debt retirement	-	-	(114)	-	(114)	-	-			-
Total	(2)	(22)	(114)	-	(138)	-	-			-

Total Company	(110)	1,713	818	112	2,533	394	(1)			393

CASH FLOW INFORMATION

	Millions of Dollars
	2010					2011
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Cash Flows from Operating Activities
Net income	2,112	4,183	3,069	2,053	11,417	3,042	3,419			6,461
Depreciation, depletion and amortization	2,318	2,280	2,246	2,216	9,060	2,070	2,075			4,145
Impairments	91	1,532	59	98	1,780	-	2			2
Dry hole costs and leasehold impairments	133	72	122	150	477	50	89			139
Accretion on discounted liabilities	114	113	110	110	447	112	115			227
Deferred taxes	(35)	(508)	(392)	57	(878)	87	429			516
Undistributed equity earnings	(503)	(686)	(453)	569	(1,073)	(523)	(570)			(1,093)
Gain on asset dispositions	(24)	(3,249)	(1,398)	(1,132)	(5,803)	(616)	(78)			(694)
Other	(187)	(356)	322	(28)	(249)	(185)	(67)			(252)
Net working capital changes	(979)	94	654	2,098	1,867	(2,090)	860			(1,230)
Net Cash Provided by
Operating Activities	3,040	3,475	4,339	6,191	17,045	1,947	6,274			8,221

Cash Flows from Investing Activities
Capital expenditures and investments	(2,071)	(2,009)	(2,291)	(3,390)	(9,761)	(2,884)	(2,893)			(5,777)
Proceeds from asset dispositions	132	5,811	6,290	3,139	15,372	1,787	162			1,949
Net purchases of short-term investments	-	-	-	(982)	(982)	(1,170)	(424)			(1,594)
Long-term advances to/collections from
related parties and other investments	(218)	38	102	114	36	56	472			528
Net Cash Provided by (Used in) Investing Activities	(2,157)	3,840	4,101	(1,119)	4,665	(2,211)	(2,683)			(4,894)

Cash Flows from Financing Activities
Net issuance (repayment) of debt	347	(2,717)	(2,838)	6	(5,202)	(373)	(19)			(392)
Issuance of company common stock	9	26	24	74	133	75	24			99
Repurchase of company common stock	-	(390)	(868)	(2,608)	(3,866)	(1,636)	(3,149)			(4,785)
Dividends paid on company common stock	(744)	(816)	(816)	(799)	(3,175)	(944)	(917)			(1,861)
Other	(186)	(169)	(189)	(165)	(709)	(183)	(174)			(357)
Net Cash Used in
Financing Activities	(574)	(4,066)	(4,687)	(3,492)	(12,819)	(3,061)	(4,235)			(7,296)

Effect of Exchange Rate Changes	4	16	123	(122)	21	43	(23)			20

Net Change in Cash
and Cash Equivalents	313	3,265	3,876	1,458	8,912	(3,282)	(667)			(3,949)
Cash and cash equivalents
at beginning of period	542	855	4,120	7,996	542	9,454	6,172			9,454
Cash and Cash Equivalents
at End of Period	855	4,120	7,996	9,454	9,454	6,172	5,505			5,505
CAPITAL PROGRAM

	Millions of Dollars
	2010					2011
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
E&P
Capital expenditures and investments	1,850	1,745	2,012	2,886	8,493	2,692	2,627			5,319
Loans and advances	48	21	27	17	113	(4)	7			3
Joint venture acquisition obligation--principal	161	164	166	168	659	170	173			343
E&P total	2,059	1,930	2,205	3,071	9,265	2,858	2,807			5,665
Midstream*	-	-	1	2	3	3	1			4
R&M
Capital expenditures and investments	192	226	241	397	1,056	156	222			378
Loans and advances	200	-	-	-	200	-	-			-
R&M total	392	226	241	397	1,256	156	222			378
LUKOIL Investment*	-	-	-	-	-	-	-			-
Chemicals*	-	-	-	-	-	-	-			-
Emerging Businesses*	1	4	2	20	27	6	8			14
Corporate and Other*	28	34	35	85	182	27	35			62
Total Capital Program	2,480	2,194	2,484	3,575	10,733	3,050	3,073			6,123
*Capital expenditures and investments only.

E&P

			2010					2011
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

E&P Net Income Attributable
to ConocoPhillips ($ Millions)	1,832	4,114	1,564	1,688	9,198	2,352	2,524			4,876

Production

Total, Including Equity Affiliates (MBOE/D)	1,828	1,733	1,717	1,729	1,752	1,702	1,640			1,672
E&P segment plus LUKOIL Investment segment:	2,271	2,176	2,139	1,729	2,078	1,702	1,640			1,672

Crude Oil and Natural Gas Liquids (NGL) (MB/D)
Consolidated operations	901	837	846	847	858	800	758			779
Equity affiliates	57	56	51	56	55	60	56			58
Total	958	893	897	903	913	860	814			837
Over/(Under) Lifting of Crude Oil (MB/D)	19	6	(16)	(17)	(1)	12	9			10

Synthetic Oil (MB/D)	22	25	-	-	12	-	-			-

Bitumen (MB/D)
Consolidated operations	8	10	10	11	10	11	8			9
Equity affiliates	52	48	49	50	49	53	59			57
Total	60	58	59	61	59	64	67			66

Natural Gas (MMCF/D)
Consolidated operations	4,635	4,431	4,431	4,252	4,437	4,162	4,031			4,097
Equity affiliates	91	110	134	339	169	507	521			514
Total	4,726	4,541	4,565	4,591	4,606	4,669	4,552			4,611

Industry Prices (Platt's)
Crude Oil ($/BBL)
WTI spot	78.67	77.78	76.03	85.06	79.39	93.98	102.44			98.21
Brent dated	76.24	78.30	76.86	86.48	79.47	104.97	117.36			111.16
Natural Gas ($/MMBTU)
Henry Hub -- First of Month	5.30	4.09	4.38	3.80	4.39	4.11	4.32			4.21

Average Realized Prices
Crude Oil and NGL ($/BBL)
Consolidated operations	71.89	71.00	69.22	78.53	72.63	91.30	103.91			97.45
Equity affiliates	71.30	72.46	72.95	81.95	74.81	94.95	103.82			99.35
Total	71.86	71.09	69.45	78.76	72.77	91.55	103.90			97.58

Synthetic Oil ($/BBL)	78.67	76.60	-	-	77.56	-	-			-

Bitumen ($/BBL)
Consolidated operations	59.18	45.81	47.96	52.37	51.10	47.94	56.91			51.99
Equity affiliates	56.15	49.73	52.38	55.27	53.43	56.15	67.05			61.90
Total	56.57	49.19	51.50	54.79	53.06	54.77	65.74			60.44

Natural Gas ($/MCF)
Consolidated operations	5.63	4.64	4.86	5.13	5.07	5.54	5.79			5.67
Equity affiliates	2.67	3.02	2.82	2.73	2.79	2.59	3.28			2.94
Total	5.57	4.60	4.80	4.95	4.98	5.22	5.50			5.36

Exploration Charges ($ Millions)
Dry holes	93	28	26	89	236	9	48			57
Leasehold impairment	40	44	96	61	241	41	41			82
Total Noncash Charges	133	72	122	150	477	50	89			139
Other (G&A, G&G and Lease rentals)	250	141	130	157	678	126	175			301
Total Exploration Charges	383	213	252	307	1,155	176	264			440

Depreciation, Depletion and
Amortization (DD&A) ($ Millions)	2,071	2,033	2,017	1,975	8,096	1,830	1,829			3,659

Foreign Currency Gains
(Losses) After-Tax ($ Millions)	60	18	(20)	2	60	(4)	(5)			(9)

U.S. E&P

			2010					2011
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

U.S. E&P Net Income Attributable
to ConocoPhillips ($ Millions)	757	536	563	912	2,768	863	817			1,680

Alaska ($ Millions)	517	381	361	476	1,735	549	490			1,039
Lower 48 ($ Millions)	240	155	202	436	1,033	314	327			641

Production
Total U.S. (MBOE/D)	703	686	678	676	686	629	658			644

Crude Oil and NGL (MB/D)
Alaska	247	221	215	238	230	214	223			219
Lower 48	156	161	160	160	160	150	160			155
Total	403	382	375	398	390	364	383			374
Over/(Under) Lifting of Crude Oil (MB/D)	9	4	(26)	-	(3)	38	6			22

Natural Gas (MMCF/D)
Alaska	94	82	82	70	82	67	62			65
Lower 48	1,705	1,740	1,738	1,599	1,695	1,522	1,589			1,556
Total	1,799	1,822	1,820	1,669	1,777	1,589	1,651			1,621

Average Realized Prices
Crude Oil and NGL ($/BBL)
Alaska	77.25	77.44	75.87	83.54	78.61	95.56	113.75			104.26
Lower 48	59.54	55.70	54.07	61.53	57.69	69.34	77.99			73.83
Total U.S.	70.40	68.15	65.71	74.22	69.73	85.36	98.43			91.83

Natural Gas ($/MCF)
Alaska	4.33	4.76	4.89	4.55	4.62	3.93	4.66			4.28
Lower 48	5.21	3.93	4.06	3.82	4.25	4.11	4.22			4.16
Total U.S.	5.16	3.96	4.10	3.85	4.27	4.10	4.23			4.17

Kenai, Alaska LNG Sales
Volume (MMCF/D)	56	51	49	32	47	20	18			19
Sales price per MCF	11.70	12.08	12.84	11.86	12.13	12.94	9.95			11.48

U.S. Exploration Charges ($ Millions)
Dry holes	-	(1)	(6)	(1)	(8)	6	10			16
Leasehold impairment	22	26	79	23	150	22	22			44
Total Noncash Charges	22	25	73	22	142	28	32			60
Other (G&A, G&G and Lease rentals)	32	48	39	64	183	41	76			117
Total U.S. Exploration Charges	54	73	112	86	325	69	108			177
Alaska Only	7	10	10	14	41	8	6			14

DD&A ($ Millions)
Alaska	152	152	151	166	621	136	151			287
Lower 48	585	589	549	540	2,263	513	530			1,043
Total U.S.	737	741	700	706	2,884	649	681			1,330

INTERNATIONAL E&P

			2010					2011
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
International E&P Net Income
Attributable to ConocoPhillips ($ Millions)	1,075	3,578	1,001	776	6,430	1,489	1,707			3,196

Production
Total, Including Equity Affiliates (MBOE/D)	1,125	1,047	1,039	1,053	1,066	1,073	982			1,027

Crude Oil and NGL (MB/D)
Consolidated operations
Canada	41	42	40	31	38	37	36			37
Norway	152	121	142	133	137	131	117			124
United Kingdom	83	77	65	72	74	65	63			64
Australia/Timor-Leste	34	25	34	30	31	32	28			30
China	71	67	66	66	68	77	70			73
Indonesia	17	20	19	14	17	11	11			11
Vietnam	22	24	25	24	24	22	19			20
Algeria	13	13	13	13	13	13	13			13
Libya	46	47	46	46	46	28	-			14
Nigeria	19	19	21	20	20	20	18			19
Total consolidated operations	498	455	471	449	468	436	375			405
Equity affiliates	57	56	51	56	55	60	56			58
Total	555	511	522	505	523	496	431			463
Over/(Under) Lifting of Crude Oil (MB/D)	10	2	10	(17)	2	(26)	3			(12)

Synthetic Oil (MB/D)
Consolidated operations--Canada	22	25	-	-	12	-	-			-

Bitumen (MB/D)
Consolidated operations--Canada	8	10	10	11	10	11	8			9
Equity affiliates	52	48	49	50	49	53	59			57
Total	60	58	59	61	59	64	67			66

Natural Gas (MMCF/D)
Consolidated operations
Canada	1,021	1,043	974	902	984	944	947			946
Norway	249	182	185	219	209	208	130			169
United Kingdom	712	567	546	601	606	543	457			500
Australia/Timor-Leste	239	184	260	248	233	237	236			236
Indonesia	462	473	472	443	463	467	445			456
Vietnam	15	16	16	16	16	16	13			14
Libya	8	8	8	8	8	5	-			2
Nigeria	130	136	150	146	141	153	152			153
Total consolidated operations	2,836	2,609	2,611	2,583	2,660	2,573	2,380			2,476
Equity affiliates	91	110	134	339	169	507	521			514
Total	2,927	2,719	2,745	2,922	2,829	3,080	2,901			2,990

Darwin, Australia LNG Sales (MMCF/D)	401	297	458	455	403	420	410			415

INTERNATIONAL E&P (continued)

			2010					2011
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Average Realized Prices
Crude Oil and NGL ($/BBL)
Consolidated operations
Canada	57.58	54.56	50.58	61.50	55.70	62.27	71.06			66.65
Norway	75.47	76.16	76.12	86.54	78.20	104.90	116.79			110.45
United Kingdom	74.03	72.64	73.04	82.24	75.82	93.94	107.82			102.25
Australia/Timor-Leste	68.73	68.75	64.88	78.92	70.21	91.02	100.09			95.53
China	74.89	77.78	73.64	83.77	77.31	100.54	116.85			108.18
Indonesia	67.65	68.49	63.71	75.70	68.41	94.31	108.04			101.12
Vietnam	80.92	81.26	78.79	89.20	82.65	107.37	121.92			114.07
Algeria	74.39	79.92	77.45	89.31	80.68	105.21	120.09			114.15
Libya	76.17	77.81	76.22	86.63	79.22	98.30	-			98.30
Nigeria	71.76	61.61	70.29	66.70	68.04	91.53	107.50			98.57
Total consolidated operations	73.08	73.34	71.75	82.29	74.95	96.86	109.35			102.86
Equity affiliates	71.30	72.46	72.95	81.95	74.81	94.95	103.82			99.35
Total	72.91	73.24	71.87	82.25	74.94	96.62	108.62			102.41

Synthetic Oil ($/BBL)
Consolidated operations--Canada	78.67	76.60	-	-	77.56	-	-			-

Bitumen ($/BBL)
Consolidated operations--Canada	59.18	45.81	47.96	52.37	51.10	47.94	56.91			51.99
Equity affiliates	56.15	49.73	52.38	55.27	53.43	56.15	67.05			61.90
Total	56.57	49.19	51.50	54.79	53.06	54.77	65.74			60.44

Natural Gas ($/MCF)
Consolidated operations
Canada	4.63	3.63	3.34	3.32	3.74	3.59	3.74			3.67
Norway	7.08	7.01	7.68	9.23	7.70	9.61	10.57			9.99
United Kingdom	6.66	5.61	6.27	8.02	6.67	8.18	9.25			8.68
Australia/Timor-Leste*	1.06	0.85	0.96	0.71	0.90	0.81	0.90			0.86
Indonesia	7.49	7.60	7.07	7.80	7.48	9.43	10.98			10.19
Vietnam	1.17	1.16	1.17	1.19	1.17	1.16	1.11			1.14
Libya	0.09	0.09	0.09	0.09	0.09	0.09	-			0.09
Nigeria	2.04	1.88	1.76	1.80	1.86	2.15	2.10			2.12
Total consolidated operations	5.92	5.10	5.38	5.96	5.60	6.43	6.86			6.64
Equity affiliates	2.67	3.02	2.82	2.73	2.79	2.59	3.28			2.94
Total	5.82	5.03	5.26	5.58	5.43	5.80	6.22			6.00

International Exploration Charges ($ Millions)
Dry holes	93	29	32	90	244	3	38			41
Leasehold impairment	18	18	17	38	91	19	19			38
Total Noncash Charges	111	47	49	128	335	22	57			79
Other (G&A, G&G and Lease rentals)	218	93	91	93	495	85	99			184
Total International Exploration Charges	329	140	140	221	830	107	156			263

DD&A ($ Millions)	1,334	1,292	1,317	1,269	5,212	1,181	1,148			2,329
*Excludes transfers to Darwin LNG plant.

R&M

			2010					2011
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

R&M Net Income (Loss) Attributable
to ConocoPhillips ($ Millions)	(4)	(279)	268	207	192	482	766			1,248

United States ($ Millions)	12	782	199	29	1,022	402	692			1,094
International ($ Millions)	(16)	(1,061)	69	178	(830)	80	74			154

Worldwide - Including Net Share of Equity Affiliates
Crude Oil Charge Input (MB/D)	2,066	2,275	2,232	2,049	2,156	2,145	2,196			2,171
Total Charge Input (MB/D)	2,226	2,448	2,383	2,235	2,323	2,315	2,398			2,357
Crude Oil Capacity Utilization (%)	78%	86%	84%	77%	81%	89%	91%			90%
Clean Product Yield (%)	84%	84%	83%	83%	83%	83%	83%			83%

Refined Products Production (MB/D)
Gasoline	986	1,038	996	927	987	986	1,013			1,000
Distillates	834	969	935	882	905	903	932			918
Other	418	457	468	452	449	442	463			453
Total	2,238	2,464	2,399	2,261	2,341	2,331	2,408			2,371

Petroleum Products Sales (MB/D)
Gasoline	1,249	1,319	1,280	1,321	1,292	1,270	1,409			1,340
Distillates	1,089	1,201	1,199	1,263	1,189	1,203	1,177			1,191
Other	471	524	627	613	559	587	568			577
Total	2,809	3,044	3,106	3,197	3,040	3,060	3,154			3,108

Market Indicators
U.S. East Coast Crack Spread ($/BBL)	8.21	10.71	8.84	11.83	9.90	19.09	25.30			22.19
U.S. Gulf Coast Crack Spread ($/BBL)	6.70	9.90	7.45	7.79	7.96	17.25	25.25			21.25
U.S. Group Central Crack Spread ($/BBL)	6.82	11.38	10.58	9.17	9.49	18.95	27.26			23.10
U.S. West Coast Crack Spread ($/BBL)	9.72	14.95	14.97	12.58	13.06	16.14	15.86			16.00
U.S. Weighted 3:2:1 Crack Spread ($/BBL)	7.68	11.44	9.97	9.95	9.76	17.76	23.70			20.73
NW Europe Crack Spread ($/BBL)	9.25	11.60	9.84	12.04	10.68	12.31	11.88			12.10
Singapore 3:1:2 Crack Spread ($/BBL)	10.17	10.68	11.13	12.25	11.06	16.33	17.75			17.04

Realized Margins
Refining Margin ($/BBL)
U.S.	5.62	8.82	6.53	7.06	7.05	10.05	10.55			10.31
International	8.73	10.27	4.41	12.20	8.90	8.28	4.21			6.22
Integrated Margin ($/BBL)
U.S.	6.07	10.40	7.21	7.55	7.87	10.16	11.70			10.95
International	11.60	13.82	7.68	14.37	11.85	9.34	7.75			8.53

DD&A ($ Millions)	214	211	199	208	832	207	213			420

Foreign Currency Gains
(Losses) After-Tax ($ Millions)	(47)	(55)	42	-	(60)	31	22			53

Turnaround Expense ($ Millions)	72	94	86	207	459	81	82			163

R&M (continued)

			2010					2011
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
U.S. R&M
Eastern U.S.
Crude Oil Charge Input (MB/D)	379	410	387	269	361	392	376			384
Total Charge Input (MB/D)	406	457	433	347	411	443	432			438
Crude Oil Capacity Utilization (%)	90%	97%	91%	64%	85%	93%	89%			91%
Clean Product Yield (%)	89%	89%	89%	90%	89%	91%	90%			90%

U.S. Gulf Coast
Crude Oil Charge Input (MB/D)	641	730	664	636	668	614	664			639
Total Charge Input (MB/D)	731	804	730	701	741	685	758			721
Crude Oil Capacity Utilization (%)	87%	100%	90%	87%	91%	84%	91%			87%
Clean Product Yield (%)	82%	82%	81%	78%	81%	80%	82%			81%

Western U.S.
Crude Oil Charge Input (MB/D)	374	394	394	377	385	371	353			362
Total Charge Input (MB/D)	389	425	416	395	406	397	381			389
Crude Oil Capacity Utilization (%)	90%	95%	95%	90%	92%	89%	85%			87%
Clean Product Yield (%)	82%	83%	81%	82%	82%	83%	81%			82%

Central U.S. - Consolidated
Crude Oil Charge Input (MB/D)	170	189	187	152	175	177	189			183
Total Charge Input (MB/D)	172	191	190	153	177	179	191			185
Crude Oil Capacity Utilization (%)	91%	101%	100%	81%	93%	94%	101%			98%
Clean Product Yield (%)	91%	92%	92%	92%	92%	91%	93%			92%

Central U.S. - Equity Affiliates - Net Share*
Crude Oil Charge Input (MB/D)	178	190	201	205	193	181	203			192
Total Charge Input (MB/D)	189	202	205	218	203	194	213			204
Crude Oil Capacity Utilization (%)	79%	84%	89%	91%	86%	80%	90%			85%
Clean Product Yield (%)	83%	82%	79%	82%	82%	80%	80%			80%

Total U.S.
Crude Oil Charge Input (MB/D)	1,742	1,913	1,833	1,639	1,782	1,735	1,785			1,760
Total Charge Input (MB/D)	1,887	2,079	1,974	1,814	1,938	1,898	1,975			1,937
Crude Oil Capacity Utilization (%)	88%	96%	92%	83%	90%	87%	90%			89%
Clean Product Yield (%)	84%	85%	84%	83%	84%	85%	84%			84%

Refined Products Production (MB/D)
Gasoline	873	938	869	786	867	853	886			870
Distillates	679	785	746	683	723	717	738			728
Other	349	377	377	369	368	344	362			353
Total	1,901	2,100	1,992	1,838	1,958	1,914	1,986			1,951

Petroleum Products Sales (MB/D)
Gasoline	1,092	1,170	1,103	1,115	1,120	1,099	1,218			1,159
Distillates	807	921	874	890	873	852	861			857
Other	366	387	432	413	400	437	385			411
Total	2,265	2,478	2,409	2,418	2,393	2,388	2,464			2,427
*Represents 50 percent share of the Borger Refinery and Wood River Refinery.

International R&M
International - Consolidated*
Crude Oil Charge Input (MB/D)	276	255	285	280	274	272	281			277
Total Charge Input (MB/D)	288	262	295	288	283	279	293			286
Crude Oil Capacity Utilization (%)	50%	46%	52%	51%	50%	93%	96%			95%
Clean Product Yield (%)	80%	75%	77%	79%	78%	75%	76%			75%

International - Equity Affiliates - Net Share**
Crude Oil Charge Input (MB/D)	48	107	114	130	100	138	130			134
Total Charge Input (MB/D)	51	107	114	133	102	138	130			134
Crude Oil Capacity Utilization (%)	41%	90%	96%	109%	84%	103%	97%			100%
Clean Product Yield (%)	81%	87%	83%	87%	85%	84%	79%			82%

Total International
Crude Oil Charge Input (MB/D)	324	362	399	410	374	410	411			411
Total Charge Input (MB/D)	339	369	409	421	385	417	423			420
Crude Oil Capacity Utilization (%)	48%	54%	60%	61%	56%	96%	96%			96%
Clean Product Yield (%)	81%	78%	79%	82%	80%	78%	77%			77%

Refined Products Production (MB/D)
Gasoline	113	100	127	141	120	133	127			130
Distillates	155	184	189	199	182	186	194			190
Other	69	80	91	83	81	98	101			100
Total	337	364	407	423	383	417	422			420

Petroleum Products Sales (MB/D)
Gasoline	157	149	177	206	172	171	191			181
Distillates	282	280	325	373	316	351	316			334
Other	105	137	195	200	159	150	183			166
Total	544	566	697	779	647	672	690			681
*Represents our Humber Refinery in the United Kingdom and Whitegate Refinery in Ireland. Prior to January 1, 2011, also represented our Wilhelmshaven Refinery in Germany.
**Represents 18.75 percent interest in a refinery complex in Karlsruhe, Germany, and 47 percent interest in a refinery in Melaka, Malaysia.

LUKOIL INVESTMENT

			2010					2011
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
LUKOIL Investment Net Income
Attributable to ConocoPhillips ($ Millions)	387	529	1,310	277	2,503	239	-			239

Upstream
Production
Net crude oil production (MB/D)	391	382	366	-	284	-	-			-
Net natural gas production (MMCF/D)	312	368	338	-	254	-	-			-
Total (MBOE/D)	443	443	422	-	326	-	-			-

Industry Prices
Crude Oil ($/BBL)
Urals crude (CIF Mediterranean) (one-quarter lag)	74.26	75.41	76.86	-	-	-	-			-

Downstream
Refinery Throughput
Crude Processed (MB/D)	246	248	263	-	189	-	-			-

Foreign Currency Gains
(Losses) After-Tax ($ Millions)	(2)	(16)	5	(2)	(15)	2	-			2

MIDSTREAM

			2010					2011
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Midstream Net Income Attributable
to ConocoPhillips ($ Millions)	77	61	77	91	306	73	130			203

U.S. Equity Affiliate ($ Millions)*	53	31	39	68	191	48	86			134

NGL Extracted (MB/D)
Equity Affiliates
United States*	176	181	189	191	184	179	189			184
International	10	9	9	8	9	9	9			9
Total	186	190	198	199	193	188	198			193
*Represents 50 percent interest in DCP Midstream.

NGL Fractionated (MB/D)
United States*	140	138	116	141	134	121	127			124
International	19	18	18	16	18	18	17			17
Total	159	156	134	157	152	139	144			141
*Excludes DCP Midstream.

Product Prices
Weighted Average NGL ($/BBL)*
Consolidated	48.93	43.21	40.55	48.98	45.42	53.55	59.14			56.35
DCP Midstream	45.65	38.11	36.66	44.68	41.28	47.64	52.24			49.94
*Prices are based on index prices from the Mont Belvieu and Conway market hubs that are weighted by natural gas liquids component and location mix.

DD&A ($ Millions)	1	2	1	2	6	2	1			3

CHEMICALS

			2010					2011
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Chemicals Net Income Attributable
to ConocoPhillips ($ Millions)	110	138	132	118	498	193	199			392

Industry Margins (Cents/Lb)*
Ethylene industry cash margin	18.2	19.6	11.2	12.1	15.2	16.7	26.9			21.8
HDPE industry contract sales margin	17.3	24.5	28.2	24.8	23.7	25.1	21.1			23.1
Benzene domestic contract margin	16.1	12.1	8.2	9.6	11.5	16.4	7.2			11.8

*Prices, economics and views expressed by CMAI are strictly the opinion of CMAI and Purvin & Gertz and are based on information collected within the public sector and on assessments by CMAI and Purvin & Gertz staff utilizing reasonable care consistent with normal industry practice. CMAI and Purvin & Gertz make no guarantee or warranty and assume no liability as to their use.

EMERGING BUSINESSES

			2010					2011
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Emerging Businesses Net Income (Loss)
Attributable to ConocoPhillips ($ Millions)	6	(10)	(20)	(35)	(59)	(7)	(14)			(21)

Detail of Net Income (Loss)
Attributable to ConocoPhillips ($ Millions)
Power	29	17	8	(5)	49	22	17			39
Other	(23)	(27)	(28)	(30)	(108)	(29)	(31)			(60)
Total	6	(10)	(20)	(35)	(59)	(7)	(14)			(21)

Foreign Currency Gains
(Losses) After-Tax ($ Millions)	-	(1)	-	-	(1)	-	-			-

CORPORATE AND OTHER

			2010					2011
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Corporate and Other Net Income (Loss)
Attributable to ConocoPhillips ($ Millions)	(310)	(389)	(276)	(305)	(1,280)	(304)	(203)			(507)

Detail of Net Income (Loss)
Attributable to ConocoPhillips ($ Millions)
Net interest expense	(222)	(254)	(285)	(204)	(965)	(181)	(165)			(346)
Corporate overhead	(36)	(47)	(37)	(89)	(209)	(63)	(46)			(109)
Other	(52)	(88)	46	(12)	(106)	(60)	8			(52)
Total	(310)	(389)	(276)	(305)	(1,280)	(304)	(203)			(507)

Before-Tax Net Interest Expense ($ Millions)
Interest expense	(383)	(433)	(351)	(351)	(1,518)	(342)	(330)			(672)
Capitalized interest	119	119	121	112	471	112	115			227
Interest revenue	6	14	13	31	64	39	27			66
Premium on early debt retirement	-	-	(146)	-	(146)	-	-			-
Total	(258)	(300)	(363)	(208)	(1,129)	(191)	(188)			(379)

Foreign Currency Gains
(Losses) After-Tax ($ Millions)	(19)	(70)	60	14	(15)	(12)	19			7

Debt
Total Debt ($ Millions)	28,988	26,279	23,601	23,592	23,592	23,209	23,196			23,196
Debt-to-Capital Ratio (%)	31%	28%	25%	25%	25%	25%	25%			25%

Equity ($ Millions)	63,417	65,945	69,917	69,109	69,109	70,521	70,578			70,578